UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2016
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52138 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal

Effective April 29, 2016, Ms. Bal Bhullar will be resigning as Chief Financial Officer and Director from Lexaria and Lexaria’s subsidiaries.

Mr. Chris Bunka will become interim Chief Financial Officer until a replacement is filled for that position once Ms. Bal Bhullar has resigned.

Effective April 29, 2016, the Board will appoint Mr. John Docherty as director of the Company.

Item 7.01 Regulation FD Disclosure.

A copy of the news release is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2016

Lexaria Corp.
(Signature)	By:	“/s/ Chris Bunka”
Chris Bunka
CEO